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                                                                   EXHIBIT 10.30


                                                                  Execution Copy

                                GUARANTY BY FLAG


This GUARANTY, is made as of 29 December, 2000 by FLAG Telecom Holdings Limited, a Bermuda company (the "Guarantor"), in favor of Level 3 (Bermuda) Ltd., a corporation organized and existing under the laws of Bermuda, Level 3 Communications Limited, a corporation organized and existing under the laws of Hong Kong and Level 3 Communications Limited, a corporation organized and existing under the laws of Japan and their Affiliates (as defined in the Development Agreement (as hereinafter defined)) made a party to the Agreements (as hereinafter defined) (collectively referred to herein as "Level 3").

RECITALS

A. Pursuant to a Submarine Cable System Development Agreement (as the same may from time to time be amended, modified or supplemented, the "Development Agreement"), dated as of the date of this Agreement, between FLAG Asia Limited, a company organized and existing under the laws of Bermuda (together with its successors and assigns "FLAG") and Level 3, have agreed to develop the FNAL System (as defined in the Development Agreement).

B. In addition, FLAG and/or its Affiliates (as defined in the Development Agreement) and Level 3 have entered, or will or may enter, into the Transfer Agreement, the Fiber Pair Agreements and the Cable Station Agreements (as such terms are defined in the Development Agreement) (collectively, together with the Development Agreement, the "Agreements").

C. Level 3 has required, as a condition precedent to entering into the Agreements to which it is a party, that the Guarantor execute and deliver this Guaranty. Level 3 would not enter into the Agreements with FLAG but for the execution and delivery of this Guaranty by the Guarantor.

D. In furtherance of the business purposes of the Guarantor, the Guarantor desires to guaranty all of the obligations of FLAG under the Agreements as provided herein.

E. The Guarantor is the owner either directly or indirectly of all of the capital stock of FLAG.

         NOW, THEREFORE, based upon the foregoing, and in order to induce Level 3 to enter into the Agreements to which it is a party, the Guarantor hereby agrees as follows:

SECTION 1 DEFINITIONS. Capitalized terms not otherwise defined in this Guaranty shall have the meanings ascribed to them in the Agreements. As used in this Guaranty, the following terms have the following meanings unless the context otherwise requires:

1.1      "Guarantied Obligations" has the meaning ascribed to such term in
         Section 2.1.

1.2 "Guaranty" means this Guaranty, as it may be amended, supplemented or otherwise modified from time to time in writing signed by the Guarantor and Level 3.

SECTION 2     GUARANTY.

2.1 Guarantied Obligations. The Guarantor hereby unconditionally and irrevocably guarantees to Level 3 upon first written demand the full and punctual payment and performance by FLAG of all its obligations, liabilities and covenants now or in the future, under the Agreements, including, without limitation, the payment and performance of all damages and other remedies arising out of a failure of payment or performance (collectively, the "Guarantied Obligations"). The Guarantied Obligations shall conclusively be deemed to have been created in reliance upon this Guaranty.

2.2      Term of Guaranty.


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         2.2.1    This Guaranty shall remain in full force and effect until the
                  Guarantied Obligations are paid and performed in full.

         2.2.2 The Guarantor's performance or payment of a portion, but not all, of the Guarantied Obligations shall in no way limit, affect, modify or abridge the Guarantor's liability, as set forth herein, for any portion of the Guarantied Obligations that has not been completely performed or paid in full.

2.3 Guaranty Unconditional. The Guarantor agrees that the obligations of the Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by any of the following, whether with or without notice to or assent by the Guarantor:

         2.3.1 any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of FLAG under any of the Agreements, by operation of law or otherwise;

         2.3.2 any modification or amendment of or supplement to any of the Agreements;

         2.3.3 any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of FLAG under any of the Agreements;

         2.3.4 any change in the corporate existence, structure or ownership of FLAG, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting FLAG or its assets or any resulting release or discharge of any obligation of FLAG contained in any of the Agreements;

         2.3.5 the existence of any claim, set-off or other rights which the Guarantor may have at any time against Level 3, FLAG, or any other corporation or person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit;

         2.3.6 any invalidity or unenforceability relating to or against FLAG, for any reason, of any of the Agreements, or any provision of applicable law or regulation purporting to prohibit the payment by FLAG of any other amount payable by FLAG under any of the Agreements; or

         2.3.7 any other act or omission to act or delay of any kind by Level 3, FLAG, or any other corporation or person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of or defense to the Guarantor's obligations hereunder. Notwithstanding any provision of this Guaranty to the contrary, the Guarantor shall be entitled to assert as a defense to any claim for payment or performance of the Guarantied Obligations, that:

                  2.3.7.1 such Guarantied Obligations are not currently due under the terms of the Agreements; or

                  2.3.7.2 that such Guarantied Obligations have previously been paid or performed in full.

2.4 Waivers of Notices and Defenses. The Guarantor hereby waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any corporation or person against FLAG or any other corporation or person.

2.5 Stay. The Guarantor agrees that, notwithstanding anything to the contrary herein, if Level 3 is stayed upon the insolvency, bankruptcy, or reorganization of FLAG from exercising its rights to enforce or exercise any right or remedy with respect to the Guarantied Obligations, or is prevented from giving any notice or demand for payment or performance or taking any action to realize on any security or collateral or is prevented from collecting any of the Guarantied Obligations, in any such case, by such proceeding or action, the Guarantor shall pay or render to Level 3 upon demand therefor the amount or performance that would otherwise have been due had such rights and remedies been permitted to be exercised by Level 3.

2.6 No Enforcement of Subrogation. Upon making any payment or performance with respect to any Guarantied Obligation hereunder, the Guarantor shall be subrogated to the rights of Level 3 against FLAG


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         with respect to such payment or performance; provided that the
         Guarantor shall not enforce any payment or performance right by way of subrogation until all Guarantied Obligations have been paid and performed in full.

SECTION 3     REPRESENTATIONS AND WARRANTIES.

The Guarantor hereby represents and warrants to Level 3 that the following statements are true and correct:

3.1 Binding Obligation. This Guaranty has been duly and validly executed and delivered by the Guarantor and constitutes the legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by equitable principles relating to the availability of equitable remedies.

3.2 Relationship to FLAG. As of the date hereof, the Guarantor is the owner, directly or through one or more wholly-owned subsidiaries, of all of the issued and outstanding capital stock of FLAG; the agreement of Level 3 to enter into the Agreements to which it is a party with FLAG is of substantial and material benefit to the Guarantor; and the Guarantor has reviewed and approved copies of the Agreements and all other related documents and is fully informed of the remedies Level 3 may pursue upon the occurrence of a default under any of the Agreements. This Guaranty will remain in full force and effect if FLAG ceases to be a direct or indirect subsidiary of Guarantor.

3.3 Status. Guarantor is duly organized and existing under the laws of Bermuda.

SECTION 4     MISCELLANEOUS.

4.1 Delivery. Any notices, consent, approval, or other communication pursuant to this Agreement shall be in writing, in the English language, and shall be deemed to be duly given or served on a party if sent to the party at the address stipulated below and if sent by any of the following means only:

         4.1.1 Sent by hand: Such communication shall be deemed to have been received on the Day of delivery provided receipt of delivery is obtained.

         4.1.2 Sent by facsimile: Such communication shall be deemed to have been received, under normal service conditions, twenty-four
                  (24) hours following the time of dispatch or on confirmation by the receiving party, whichever is earlier.

         4.1.3 Sent by an internationally recognized courier service: Such communication shall be deemed to have been received, under normal service conditions, on the Day it was received or on the third Day after it was dispatched, whichever is earlier.

         4.1.4 Sent by first class or air mail: Such communication shall be deemed to have been received, under normal service conditions, on the Day it was received or on the Day which is seven (7) Days after the mailing thereof.

4.2 Addresses. For purposes of this Section, the names, addresses and fax numbers of the Parties are as detailed below. Any change to the name, address, and facsimile numbers may be made at any time by giving thirty
         (30) Days' prior written notice.

                  If to the Guarantor:           FLAG Telecom Holdings Limited
                                                 Suite 770
                                                 48 Par-la-Ville Road
                                                 Hamilton HM11
                                                 Bermuda

                  With a copy to:                FLAG Telecom Limited
                                                 9 South Street
                                                 London W1K 2XA
                                                 U.K.
                                                 Attn:  General Counsel


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                                                 Fax: +44 (20) 7317 0898

                  If to Level 3:                 Level 3 International, Inc.
                                                 66 Prescot Street
                                                 London E1 8HG
                                                 England
                                                 Attn: Legal Department
                                                 Fax: +44 (20) 7 864 0391

4.3 No Waivers. No failure or delay by Level 3 in exercising any right, power or privilege hereunder or under any of the Agreements shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

4.4 Amendments and Waivers. This Guaranty constitutes the complete agreement of Level 3 and the Guarantor with respect to the subject matter hereof and supersedes all prior or contemporaneous negotiations, promises, covenants, agreements or representations. No amendment, modification, termination or waiver of any provision of this Guaranty, shall in any event be effective without the written consent of Level 3 and Guarantor.

4.5 Successors and Assigns; Beneficiaries. This Guaranty is a continuing Guaranty and shall be binding upon the Guarantor and its successors and assigns, provided, however, that the Guarantor may not assign this Guaranty or transfer any of the rights or obligations of the Guarantor hereunder without the prior written consent of Level 3 and Level 3 may not assign this Guaranty as collateral without the prior written consent of the Guarantor. This Guaranty shall inure to the benefit of and may be enforced by Level 3 and its successors and permitted assigns under the Agreements. Nothing contained in this Guaranty shall be deemed to confer upon anyone other than the parties hereto and the other beneficiaries described in the preceding sentence any right to insist upon or to enforce the performance or observance of any of the obligations contained herein.

4.6 Applicable Law. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York, United States without regard to its principles governing conflicts of law.

4.7 JURISDICTION. ANY ACTION OR PROCEEDING AGAINST THE GUARANTOR RELATING IN ANY WAY TO THIS GUARANTY MAY BE BROUGHT AND ENFORCED IN THE COURTS OF THE STATE AND CITY OF NEW YORK OR THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND THE GUARANTOR IRREVOCABLY CONSENTS TO THE JURISDICTION OF EACH SUCH COURT IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. THE GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO THE GUARANTOR AT ITS ADDRESS AS PROVIDED FOR NOTICES HEREUNDER. THE FOREGOING SHALL NOT LIMIT THE RIGHT OF LEVEL 3 TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING, OR TO OBTAIN EXECUTION OF ANY JUDGMENT, IN ANY OTHER JURISDICTION.

4.8 VENUE. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING UNDER THIS GUARANTY IN ANY COURT LOCATED IN THE STATE AND CITY OF NEW YORK AND HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY COURT LOCATED IN THE STATE OF NEW YORK IS NOT A CONVENIENT FORUM FOR ANY SUCH ACTION OR PROCEEDING.

4.9 WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED UPON, OR ARISING OUT OF, THIS GUARANTY OR ANY OF THE AGREEMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS OR ACTIONS OF LEVEL 3 OR THE GUARANTOR RELATING THERETO.


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4.10     Severability. If any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

4.11 Interpretation. Section headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

4.12 Further Assurances. At any time or from time to time, upon the request of Level 3, the Guarantor shall execute and deliver such further documents and do such other acts and things as Level 3 may reasonably request in order to effect fully the purposes of this Guaranty. The Guarantor agrees to be liable for any reasonable expenses incurred by Level 3 and/or its successors and assigns with respect to any action or proceeding to enforce this Guaranty.

IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date first above written.


FLAG TELECOM HOLDINGS LIMITED

-------------------------------------
Name:
Title:


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